Prepayments and other current assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Prepayments to suppliers	¥ 716,761	$ 104,249	¥ 680,723
Interest income receivable	11,984	1,743	42,234
Prepayment for advertising expenses	9,536	1,387	7,950
Receivables in relation to factoring business	324,577	47,208	81,940
Loan receivables	454,953	66,170	34,284
Others	155,773	22,656	92,332
Total	¥ 1,673,584	$ 243,413	¥ 939,463